UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2010

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2010, Encore Capital Group, Inc. (the “Company”) entered into a new $327.5 million, three-year revolving credit facility (“2010 Revolving Credit Facility”) to be used for the purpose of purchasing receivable portfolios and for general working capital needs. The 2010 Revolving Credit Facility expires in May 2013. The 2010 Revolving Credit Facility contains an accordion feature which allows the Company on or subsequent to closing, at its option, and subject to customary conditions, to request an increase in the facility by up to $100.0 million, (not to exceed a total facility of $427.5 million) by obtaining one or more commitments from one or more lenders or other entities with the consent of the administrative agent, but without the consent of any other lenders. The 2010 Revolving Credit Facility replaces the Company’s prior revolving credit facility originally entered into in 2005, and as a result, the prior revolving credit facility terminated on February 8, 2010.

Provisions of the 2010 Revolving Credit Facility include:

•

Interest at a floating rate equal to, at the Company’s option, either: (1) reserve adjusted LIBOR plus a spread that ranges from 375 to 425 basis points, depending on the Company’s leverage; or (2) Alternate Base Rate (“ABR”) plus a spread that ranges from 250 to 300 basis points, depending on the Company’s leverage. ABR, as defined in the agreement, means the highest of (i) the rate of interest publicly announced by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City, (ii) the federal funds effective rate from time to time plus 0.5% and (iii) reserve adjusted LIBOR for a one month interest period on the applicable date plus 1%.

•	$10.0 million sub-limits for swingline loans and letters of credit.

•

A borrowing base equal to the lesser of (1) 30% of eligible estimated remaining collections minus, to the extent the borrowing base is being calculated on or after June 19, 2010, and so long as the Company’s 3.375% Convertible Senior Notes (the “Convertible Notes”) are outstanding, the aggregate outstanding principal amount of the Convertible Notes plus the aggregate amount of the Company’s unrestricted and unencumbered cash and cash equivalent investments (not to exceed the aggregate outstanding principal amount of the Convertible Notes) and (2) the product of the net book value of all receivable portfolios acquired on or after January 1, 2005 multiplied by 95%.

•	Restrictions and covenants, which limit, among other things, the payment of dividends and the incurrence of additional indebtedness and liens.

•	Repurchases of up to $50.0 million in any combination of the Company’s common stock and Convertible Notes, subject to compliance with certain covenants and available borrowing capacity.

•	A change of control definition which excludes acquisitions of stock by Red Mountain Capital Partners LLC, JCF FPK I LP and their respective affiliates.

•	Events of default which, upon occurrence, may permit the lenders to terminate the 2010 Revolving Credit Facility and declare all amounts outstanding to be immediately due and payable.

•	An annual capital expenditure maximum of $12.5 million (increased from $6.0 million allowed under the prior revolving credit facility).

•	An annual rental expense maximum of $12.5 million (increased from $5.0 million allowed under the prior revolving credit facility).

•	An outstanding capital lease maximum of $12.5 million (increased from $5.0 million allowed under the prior revolving credit facility).

•	An acquisition limit of $100.0 million (increased from $60.0 million allowed under the prior revolving credit facility).

•	Collateralization by all assets of the Company.

The foregoing summary of the 2010 Revolving Credit Facility does not comport to be complete and is qualified in its entirety by reference to the complete text of the Credit Agreement, Pledge and Security Agreement and Guaranty, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 and to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

As described in Item 1.01 above, the 2010 Revolving Credit Facility replaced the Company’s prior revolving credit facility originally entered into in 2005. The information provided in Item 1.01 above is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On February 8, 2010, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 above, the Company entered into the 2010 Revolving Credit Facility on February 8, 2010. The information provided in Item 1.01 above is incorporated herein by reference.

Item 7.01.	Regulation FD.

The February 8, 2010 press release included disclosure regarding the Company’s new $50.0 million securities repurchase program. A copy of the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Credit Agreement dated as of February 8, 2010 by and among Encore Capital Group, Inc., the Lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent

10.2	Pledge and Security Agreement dated as of February 8, 2010 with respect to the 2010 Revolving Credit Facility

10.3	Guaranty dated as of February 8, 2010 with respect to the 2010 Revolving Credit Facility

99.1	Press release dated February 8, 2010

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, nor be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: February 8, 2010	/s/ Paul Grinberg

Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement dated as of February 8, 2010 by and among Encore Capital Group, Inc., the Lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent

10.2	Pledge and Security Agreement dated as of February 8, 2010 with respect to the 2010 Revolving Credit Facility

10.3	Guaranty dated as of February 8, 2010 with respect to the 2010 Revolving Credit Facility

99.1	Press release dated February 8, 2010